UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                       Investment Company Act file number

                                    811-07533

                              The Lou Holland Trust

               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606

               (Address of principal executive offices) (Zip code)

                                Louis A. Holland
                      c/o Holland Capital Management, L. P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606

                     (Name and address of agent for service)

                         Registrant's telephone number,
                              including area code:

                                 (312) 553-4830

Date of fiscal year end:  December 31


Date of reporting period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO
SHAREHOLDERS
FEBRUARY, 2006

                    Dear Shareholder:


                    Thank you for your investment in the Lou Holland Growth
                    Fund.

                    The Fund had negative rates of return of -4.9% in the first quarter compared to -4.1% for the Russell 1000 Growth Index and -2.2% for the S&P 500 Index. During the next three quarters the Fund rallied +4.3% to end the year down 0.8% compared to +5.3% for the Russell 1000 Growth Index and +4.9% for the S&P 500 Index. Even with the underperformance of the Lou Holland Growth Fund in 2005, it has outperformed the Russell 1000 Growth Index and the S&P 500 Index in four of the last six years.

                    Value generally beat growth in 2005 and after having lagged for six consecutive years large capitalization stocks outperformed small capitalization stocks. The large cap Russell 1000 Index rose +6.3% versus the +4.6% return of the small cap Russell 2000 Index. Mid cap stocks continued to outperform most other cap ranges with the Russell Midcap Index up +12.7%, beating the large cap Russell 1000 Index by +6.4%.

                    During 2005, most of the major large capitalization U.S. stock indexes managed to report positive returns in the low single-digit range, ending the year not much higher than where they began. The uninspiring performance of the indexes was due to continued concerns about economic growth, inflation, interest rates, a housing bubble, corporate profit growth, and high energy prices. Gross Domestic Product (GDP), a measure of the output of goods and services in the U.S., was +4.1% during the third quarter, its strongest pace since the first quarter of 2004. However, economic growth deteriorated in the fourth quarter with GDP of +1.1%. Despite the recent weakness in GDP, the Federal Reserve remains committed to raising interest rates to keep the economy from overheating and to keep inflation in check. However, excessive rate increases could choke economic growth, which would not be good for stocks. Over the past several years low interest rates and appreciation in home prices enticed consumers to use home equity loans and refinancing activities to generate cash to support their spending habits while simultaneously maintaining low savings rates and high levels of credit card debt. The housing market has recently shown mixed signals; a slowdown in home appreciation and rising mortgage rates could severely dampen consumer spending, which has been a significant catalyst to economic growth. Corporate profit growth has been strong but is slowing from the double digit pace of prior quarters. Furthermore, while oil and other energy prices continue to jump around, they remain at high levels with oil prices up 40% in 2005 alone. Until clarity is achieved on these issues they will likely linger as major concerns to investors throughout 2006.

                    In 2005, other energy and integrated oils were the winners due to the continued rise in energy prices. Autos & transportation stocks were hurt by the problems facing the auto industry and consumer discretionary issues struggled as consumer spending was impacted by higher interest rates and energy costs.


--------------------------------------------------------------------------------
                                       1

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    During 2005, the Fund's unfavorable relative performance was principally due to disappointing stock selection within the financial services, health care and producer durables sectors. Doral Financial was the main detractor among financial holdings as the stock suffered considerably due to regulatory and accounting issues. After a number of disappointments we lost confidence in management and the stock was sold. Fannie Mae has been hurt by similar concerns but we continue to own the name based upon its reasonable valuation. Lexmark International, a manufacturer and supplier of laser inkjet printers and related consumable supplies, continued to fall in the face of competitive pressures, market share losses, and lowered earnings. The stock no longer looked appealing and was sold. In health care, Pfizer was sold after retracting its earnings guidance, and despite shorter term issues resulting in declines in Boston Scientific and Biogen Idec, we continue to hold the shares. Additionally, the Fund had little to no exposure to the better performing managed care and biotech index holdings. We believe that health care offers attractive opportunities over the next several years due to the demographic shift in the U.S of the large group of baby boomers entering retirement.

                    The overall unfavorable stock selection impact was partially offset by favorable sector allocation achieved by an overweight in the energy sector, one of the best performing market sectors during the year. A number of energy holdings experienced big gains including XTO Energy and BJ Services, both rising significantly.

                    After the 15-16% compound annual rates of return experienced by stocks during the 20 years that ended in 2000, we expect real stock returns to go back to their historical norm of 7% for large cap stocks and 9% for mid and smaller cap stocks. We continue to believe that returns will be negatively affected by expected earnings per share growth rates in the single-digit range for S&P 500 stocks. We would expect GDP growth of approximately 2-3% in the foreseeable future primarily because of the aging population and high energy prices, which also have an impact on discretionary spending which represents 70% of economic growth. Additionally, growth may be affected by the historically high level of total credit market debt, rising interest rates, and a possible housing bubble. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. Inflationary pressures have been evident in the energy segment, as well as in other commodity prices, and are producing modest increases in other areas. The Federal Reserve, however, remains committed to raising interest rates to keep inflation in check, although longer term inflation expectations remain contained. Should the Fed announce a halt to its rate increases, we expect stocks will likely react favorably.

                    In this environment of lower expectations, we continue to believe that our extensive investment experience and our investment philosophy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.


--------------------------------------------------------------------------------
                                        2

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    OVERALL MORNINGSTAR RATING(TM) [graphic: 4 stars] The Lou Holland Growth Fund earned a four star [graphic: 4 stars] Overall Rating from Morningstar for the period ending December 31, 2005 and a three star [graphic: 3 stars] Overall Rating for the period ending January 31, 2006.

                    The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Lou Holland Growth Fund was rated against the following number of U.S. domiciled large growth funds over the following time periods: 1368 funds in the last three years and 1070 funds in the last five years. For the period ending December 31, 2005, with respect to large growth funds, the Lou Holland Growth Fund received a Morningstar Rating of four stars [graphic: 4 stars] for 5-year and since inception periods and a three star rating [graphic: 3 stars] for the 3-year period. For the period ending January 31, 2006, the Fund received a Morningstar Rating of four stars [graphic: 4 stars], for the 5-year period, a three star rating [graphic: 3 stars] since inception, and a two star rating [graphic: 2 stars] for the 3-year period. Past performance is no guarantee of future results. These ratings change monthly.

                    For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

                    Sincerely,

                    /s/Louis A. Holland                                /s/Monica L. Walker
                    Louis A. Holland                                   Monica L. Walker
                    President, Trustee and                             Secretary
                    Chairman of the Board of Trustees                  Partner and Portfolio Manager
                    Managing Partner and Chief Investment              Holland Capital Management, L.P.
                    Officer, Holland Capital Management, L.P.

--------------------------------------------------------------------------------
                                        3

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Line Chart:

           S&P 500 Index    Russell 1000 Growth Index  Lou Holland Growth Fund
04/29/96   10000            10000                      10000
12/96      11500            11385                      11462
12/97      15337            14857                      14663
12/98      19720            20609                      19905
12/99      23871            27446                      21701
12/00      21697            21288                      20925
12/01      18099            17249                      19842
12/02      14090            12438                      15582
12/03      19195            15865                      19903
12/04      21281            16864                      22119
12/05      22328            17751                      21942


--------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.HOLLANDCAP.COM/LHGF.HTML.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 639 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 2005
                                                                 Since Inception
                                      1 Year         5 Year          4/29/96
      Lou Holland Growth Fund         -0.80%          0.96%           8.46%
      S&P 500 Index                    4.91%          0.54%           8.66%
      Russell 1000 Growth Index        5.26%         -3.58%           6.11%


--------------------------------------------------------------------------------
                                       4

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The Fund's transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                       Beginning              Ending             Expenses Paid
                                                        Account               Account           During Period*
                                                    Value 07/01/05        Value 12/31/05      07/01/05 - 12/31/05
-----------------------------------------------------------------------------------------------------------------
Lou Holland Growth Fund Actual                         $1,000.00             $1,042.30               $6.95
Hypothetical (5% return before expenses)               $1,000.00             $1,018.40               $6.87

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period from July 1, 2005 through December 31, 2005).

Pie Chart:
INDUSTRY SECTORS AS OF DECEMBER 31, 2005
Auto & Transportation            1.2%
Cash & Cash Equivalents          2.8%
Technology                      23.6%
Healthcare                      21.7%
Financials                      14.9%
Energy/Oil                      12.7%
Consumer Discretionary          10.1%
Consumer Staples                 4.4%
Other/Conglomerates              3.5%
Utilities                        2.8%
Telecomm                         2.3%
Percentages for the various classifications relate to net assets


--------------------------------------------------------------------------------
                                       5

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005


ASSETS:
   Investments, at market value
     (cost $32,985,362)                  $40,148,702
   Receivable from Investment
     Manager                                  29,469
   Dividends receivable                       41,564
   Interest receivable                         1,215
   Receivable from shareholders
     for purchases                               575
                                         -----------
   Total Assets                          $40,221,525
                                         -----------

LIABILITIES:
   Due to Custodian                          $85,868
   Payable to Investment Manager              28,855
   Accrued expenses and
     other liabilities                        36,745
                                         -----------
   Total Liabilities                         151,468
                                         -----------

NET ASSETS                               $40,070,057
                                         ===========

NET ASSETS CONSIST OF:
   Capital stock                         $33,096,257
   Accumulated net realized
     loss on investments                   (189,540)
   Net unrealized appreciation
     on investments                        7,163,340
                                         -----------
   Total Net Assets                      $40,070,057
                                         ===========
Shares outstanding                         2,226,743

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                             $     17.99
                                         ===========


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005


INVESTMENT INCOME:
   Dividend income                      $   461,652
   Interest income                           16,916
                                        -----------
   Total Investment Income                  478,568
                                        -----------

EXPENSES:
   Investment management fees               346,894
   Accounting administration fees            76,510
   Legal fees                                64,901
   Trustee fees                              46,000
   Shareholder servicing fees                42,636
   Insurance                                 21,057
   Audit fees                                19,500
   Federal and state registration            18,410
   Reports to shareholders                   13,726
   Custody fees                               9,778
   Other                                     12,474
                                        -----------
   Total expenses before
     reimbursement                          671,886
   Less: reimbursement
     from Investment Manager               (121,855)
                                        -----------
   Net Expenses                             550,031
                                        -----------

NET INVESTMENT LOSS                         (71,463)
                                        -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON
   INVESTMENTS:
   Net realized loss on
     investments                           (129,468)
   Change in unrealized appreciation
     on investments                        (165,481)
                                        -----------
   Net realized and unrealized
     loss on investments                   (294,949)
                                        -----------
NET DECREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           $  (366,412)
                                        ===========

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        6

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2005      DECEMBER 31, 2004
                                                   -----------------      -----------------
OPERATIONS:
   Net investment (loss)/income                       $   (71,463)           $   104,931
   Net realized (loss)/gain on investments               (129,468)             1,518,975
   Change in unrealized appreciation
     on investments                                      (165,481)             2,533,280
                                                      -----------            -----------
   Net (decrease)/increase in net assets
     from operations                                     (366,412)             4,157,186
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income                         --               (108,620)
   Distributions from net realized gains                 (216,536)              (345,340)
                                                      -----------            -----------
     Total distributions                                 (216,536)*             (453,960)*

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            6,276,638             10,951,409
   Net asset value of shares issued
     in distributions reinvested                          215,971                452,331
   Cost of shares redeemed                             (7,983,477)            (7,785,686)
                                                      -----------            -----------
   Net (decrease)/increase in net assets from
     capital share transactions                        (1,490,868)             3,618,054
                                                      -----------            -----------

TOTAL (DECREASE)/INCREASE IN
NET ASSETS                                             (2,073,816)             7,321,280
                                                      -----------            -----------

NET ASSETS:
   Beginning of year                                   42,143,873             34,822,593
                                                      -----------            -----------
   End of year                                        $40,070,057            $42,143,873
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            354,617                635,661
   Shares reinvested                                       12,499                 24,771
   Shares redeemed                                       (451,963)              (449,266)
                                                      -----------            -----------
   Net (decrease)/increase                                (84,847)               211,166
                                                      ===========            ===========

*    See Note 1(c)

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        7

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                  2005          2004           2003           2002          2001
                                                 ------        ------         ------         ------        ------
Per Share Data (for a share
   outstanding throughout the year):

Net asset value, beginning
   of year                                       $18.23        $16.58         $12.98         $16.53        $18.66
                                                 ------        ------         ------         ------        ------

Income from investment operations:
Net investment (loss) income(1)                   (0.03)         0.05          (0.02)         (0.02)        (0.04)
   Net realized and
     unrealized (losses) gains
     on investments                               (0.12)         1.80           3.62          (3.53)        (0.91)
                                                 ------        ------         ------         ------        ------
   Total from investment
     operations                                   (0.15)         1.85           3.60          (3.55)        (0.95)
                                                 ------        ------         ------         ------        ------

Less distributions:
   Dividend from net
     investment income                               --         (0.05)            --             --            --
   Distributions from
     capital gains                                (0.09)        (0.15)            --             --         (1.18)
                                                 ------        ------         ------         ------        ------
   Total distributions                            (0.09)        (0.20)            --             --         (1.18)
                                                 ------        ------         ------         ------        ------

   Net asset value,
     end of year                                 $17.99        $18.23         $16.58         $12.98        $16.53
                                                 ======        ======         ======         ======        ======

Total return                                      (0.80)%       11.21%         27.73%        (21.48)%       (5.17)%

Supplemental data and ratios:
   Net assets,
     end of year                            $40,070,057   $42,143,873    $34,822,593    $18,292,358   $13,087,056

   Ratios of expenses to
     average net assets:
     Before expense waiver and
       reimbursement                               1.65%         1.88%          1.69%          1.86%         2.32%
     After expense waiver and
       reimbursement                               1.35%         1.35%          1.35%          1.35%         1.35%

   Ratio of net investment
     (loss) to average net assets:
     Before expense waiver and
       reimbursement                              (0.47)%       (0.24)%        (0.45)%        (0.67)%       (1.28)%
     After expense waiver and
       reimbursement                              (0.17)%        0.29%         (0.11)%        (0.16)%       (0.31)%

   Portfolio turnover rate                        30.63%        40.83%         37.10%         41.12%        66.95%

(1) In 2005, 2004 and 2003, net investment (loss) income per share is calculated using average shares outstanding. In 2002 and 2001 net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.


                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        8

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
----------------------------------------------------
            COMMON STOCKS - 97.2% (A)
            AUTO & TRANSPORTATION - 1.2%
    4,775   FedEx Corp.                   $  493,687
                                         -----------

            CONSUMER DISCRETIONARY - 10.1%
    6,900   Carnival Corp. f                 368,943
  19,100    The Cheesecake Factory Inc.*     714,149
  12,650    Comcast Corp.*                   328,394
  11,300    Kohl's Corp.*                    549,180
   4,850    Omnicom Group Inc.               412,880
  23,000    Time Warner Inc.                 401,120
  14,800    Viacom Inc. Cl B*                482,480
   9,100    Wal-Mart Stores, Inc.            425,880
   7,400    Weight Watchers
             International, Inc.*            365,782
                                         -----------
                                           4,048,808
                                         -----------

            CONSUMER STAPLES - 4.4%
  16,600    PepsiCo, Inc.                    980,728
  17,600    Walgreen Co.                     778,976
                                         -----------
                                           1,759,704
                                         -----------

            ENERGY/OIL - 12.7%
   6,250    Apache Corp.                     428,250
  17,200    BJ Services Co.                  630,724
   8,100    BP p.l.c.-Spons ADR f            520,182
  10,950    Chevron Corp.                    621,631
  12,100    Exxon Mobil Corp.                679,657
   5,900    Halliburton Co.                  365,564
   9,300    Noble Corp. f                    656,022
  26,900    XTO Energy, Inc.               1,181,986
                                         -----------
                                           5,084,016
                                         -----------


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
----------------------------------------------------
            FINANCIAL/INSURANCE - 5.5%
   9,500    AFLAC INC.                   $   440,990
  25,800    American International
             Group, Inc.                   1,760,334
                                         -----------
                                           2,201,324
                                         -----------

            FINANCIALS - 9.4%
  19,150    Citigroup Inc.                   929,349
  20,300    Countrywide Financial Corp.      694,057
  12,750    Fannie Mae                       622,328
   9,000    Fifth Third Bancorp              339,480
   2,800    Goldman Sachs Group, Inc.        357,588
  16,100    H&R Block, Inc.                  395,255
  16,050    MBNA Corp.                       435,757
                                         -----------
                                           3,773,814
                                         -----------

            HEALTHCARE/OTHER - 8.7%
   5,025    Aetna Inc.                       473,908
  16,450    Baxter International Inc.        619,342
  22,400    Boston Scientific Corp.*         548,576
  23,100    IMS Health Inc.                  575,652
   5,800    Invitrogen Corp.*                386,512
   7,850    Laboratory Corporation of
             America Holdings*               422,723
   8,000    Medtronic, Inc.                  460,560
                                         -----------
                                           3,487,273
                                         -----------

            HEALTHCARE/PHARMACEUTICALS - 13.0%
  14,250    Biogen Idec Inc.*                645,952
   7,250    Genzyme Corp.*                   513,155
  18,100    Johnson & Johnson              1,087,810
  20,250    Novartis AG ADR f              1,062,720
  56,450    Schering-Plough Corp.          1,176,983
  17,000    Teva Pharmaceutical Industries
             Ltd.-Spons ADR f                731,170
                                         -----------
                                           5,217,790
                                         -----------

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                       9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NUMBER OF                                    MARKET
   SHARES                                     VALUE
----------------------------------------------------
            OTHER/CONGLOMERATE - 3.5%
  39,400    General Electric Co.         $ 1,380,970
                                         -----------

            TECHNOLOGY/HARDWARE - 5.2%
  37,300    Intel Corp.                      931,008
   5,350    International Business
             Machines Corp.                  439,770
  19,350    Linear Technology Corp.          697,955
                                         -----------
                                           2,068,733
                                         -----------

            TECHNOLOGY/SERVICE - 8.8%
  12,300    Affiliated Computer
             Services, Inc.*                 727,914
  10,650    Automatic Data Processing,
             Inc.                            488,728
  17,850    CDW Corp.                      1,027,625
  44,900    Citrix Systems, Inc.*          1,292,222
                                         -----------
                                           3,536,489
                                         -----------

            TECHNOLOGY/SOFTWARE - 9.6%
  17,600    Adobe Systems Inc.               650,496
  16,400    Cognos, Inc.* f                  569,244
  64,800    Microsoft Corp.                1,694,520
  32,100    Symantec Corp.*                  561,750
   8,550    Zebra Technologies Corp.*        366,368
                                         -----------
                                           3,842,378
                                         -----------

NUMBER OF                                    MARKET
   SHARES                                     VALUE
----------------------------------------------------
            TELECOMMUNICATION SERVICES - 2.3%
  39,800    Motorola, Inc.               $   899,082
                                         -----------

            UTILITIES - 2.8%
   6,050    Kinder Morgan, Inc.              556,298
   7,700    Questar Corp.                    582,890
                                         -----------
                                           1,139,188
                                         -----------

            Total common stocks
              (cost $31,769,916)          38,933,256
                                         -----------

  PRINCIPAL
   AMOUNT
-----------

            SHORT-TERM
             INVESTMENTS - 3.0% (A)
            VARIABLE RATE
             DEMAND NOTE - 3.0%
$1,215,446  U.S. Bank, N.A., 4.13%         1,215,446
                                         -----------
            Total variable rate demand
             note (cost $1,215,446)        1,215,446
                                         -----------
             Total investments - 100.2%
             (cost $32,985,362)           40,148,702
                                         -----------
            Other liabilities in
             excess of assets - (0.2%)(a)    (78,645)
                                         -----------
            TOTAL NET ASSETS -
             100.0%                      $40,070,057
                                         ===========

 *  Non-income producing security.
 f  Foreign Security.
(a) Percentages for the various classifications relate to net assets.


                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                       10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The
                           Fund commenced operations on April 29, 1996.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded; securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America


--------------------------------------------------------------------------------
                                       11

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $71,463 and capital stock decreased by $78,389 and undistributed net realized loss on investments has been decreased by $6,926. These differences relate to the reclass of the net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes. At December 31, 2005, the Fund had accumulated capital loss carryforwards of $134,369 expiring in 2013. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 2005, the Fund did not make any distribution of net investment income; $216,536 was distributed from long-term realized gains. For the fiscal year ended December 31, 2004, the Fund distributed $108,620, comprised of a $104,931 dividend from net investment income and $3,689 of an over distribution of accumulated net investment income; $345,340 was also distributed from long-term realized gains. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and previously unrealized gain/loss that existed at the time the assets were transferred to the Fund which have been recognized.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


--------------------------------------------------------------------------------
                                       12

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


                           f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           year ended December 31, 2005, were as follows:

                                                  PURCHASES             SALES
                                                 -----------         -----------
                           U.S. Government       $        --         $        --
                           Other                  12,326,968          14,256,943

                           At December 31, 2005, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $7,869,571
                           (Depreciation)
                                                                       (829,088)
                                                                     ----------

                           Net appreciation on investments           $7,040,483
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2005, the Fund has realized $176,374 of the appreciation.

                           At December 31, 2005, the cost of investments for federal income tax purposes was $33,108,219.

                           The difference between book and tax basis cost and appreciation/depreciation is attributable to the tax deferral of wash sales and unrealized gains/losses that existed at the time the assets were transferred to the Fund.


--------------------------------------------------------------------------------
                                       13

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


3. AGREEMENTS

                           The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. For the year ended December 31, 2005, the Investment Manager reimbursed the Fund $121,855.

                           Holland Capital Management, L.P. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Fund. For the fiscal year ended December 31, 2005, no trades were placed through Holland Capital Management, L.P. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. Fiduciary Management, Inc. is the administrator and accounting services agent for the Fund. Effective March 1, 2006 Jackson Fund Services will be the administrator and accounting services agent for the Fund.


--------------------------------------------------------------------------------
                                       14

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

REPORT OF INDEPENDENT      The Shareholders and Board of Trustees of
REGISTERED PUBLIC          The Lou Holland Trust:
ACCOUNTING FIRM

                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           Fund), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                           KPMG LLP

                           Chicago, Illinois
                           February 23, 2006


--------------------------------------------------------------------------------
                                       15

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                                               TERM OF                                # OF PORTFOLIOS
                                 POSITION(S)   OFFICE AND    PRINCIPAL                IN FUND
                                 HELD          LENGTH        OCCUPATION(S)            COMPLEX
                                 WITH          OF TIME       DURING LAST              OVERSEEN         OTHER DIRECTORSHIPS
NAME AND ADDRESS          AGE    FUND          SERVED        FIVE YEARS               BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Carla S. Carstens         54     Independent   1 year        President, Carstens      1                None
One North Wacker Drive,          Trustee                     Associates
Suite 700                                                    (Management
Chicago, IL60606                                             Consulting); Merger
                                                             Integration Manager,
                                                             BPP.L.C./AMOCO
                                                             Corporation (Global
                                                             Energy Company)

------------------------------------------------------------------------------------------------------------------------------------
*Louis A. Holland         64     President     9 years       Managing Partner         1                Board of Directors of the
One North Wacker Drive,          and Trustee                 and Chief Investment                      Packaging Corporation of
Suite 700                                                    Officer, Holland                          America, AmerUs Group Co.
Chicago, IL60606                                             Capital Management,                       and Mason Street Funds, Inc./
                                                             L.P.                                      Northwestern Mutual Series
                                                                                                       Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
JoAnn Sannasardo Lilek    49     Independent   1 year        Chief Financial          1                None
One North Wacker Drive,          Trustee                     Officer, DSCLogistics
Suite 700                                                    (Third-Party
Chicago, IL60606                                             Logistics Provider);
                                                             Executive Vice
                                                             President, Office of
                                                             the Chairman, ABN AMRO
                                                             North America, Inc.


------------------------------------------------------------------------------------------------------------------------------------
James H. Lowry            66     Independent   3 years       Senior Vice              1                None
One North Wacker Drive,          Trustee                     President, The
Suite 700                                                    Boston Consulting
Chicago, IL60606                                             Group

------------------------------------------------------------------------------------------------------------------------------------
Robert M. Steiner         67     Independent   1 year        Vice Chairman,           1                None
One North Wacker Drive,          Trustee                     Executive Vice
Suite 700                                                    President,
Chicago, IL60606                                             Rothschild
                                                             Investment Corporation


--------------------------------------------------------------------------------
                                       16

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                                               TERM OF
                                 POSITION(S)   OFFICE AND       PRINCIPAL
                                 HELD          LENGTH           OCCUPATION(S)
                                 WITH          OF TIME          DURING LAST                          OTHER DIRECTORSHIPS
NAME AND ADDRESS          AGE    FUND          SERVED           FIVE YEARS                           HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND
Susan M. Chamberlain      62     Chief               At         Chief Compliance Officer for         None
One North Wacker Drive,          Compliance      Discretion     the Fund and Holland Capital
Suite 700                        Officer          of Board      Management, L.P. Previously, Chief
Chicago, IL60606                               since October,   Operating Officer and Chief
                                                    2004        Compliance Officer of Quantlab
                                                                Capital Management, Chief
                                                                Operating Officer, Columbine
                                                                Capital Services.

------------------------------------------------------------------------------------------------------------------------------------
Laura J. Janus            58     Treasurer     9 years          Partner and Portfolio Manager,       None
One North Wacker Drive,                                         Holland Capital Management, L.P.
Suite 700
Chicago, IL60606

------------------------------------------------------------------------------------------------------------------------------------
Monica L. Walker          47     Secretary     9 years          Partner and Portfolio                None
One North Wacker Drive,                                         Manager, Holland Capital
Suite 700                                                       Management, L.P.
Chicago, IL60606

------------------------------------------------------------------------------------------------------------------------------------


For additional information about the Fund's Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 is available on the Fund's website at http://www.Hollandcap.com/LHGF.html or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                                       17

                       This page intentionally left blank.

                       This page intentionally left blank.


-------------------------------------------------------------
                 TRUSTEES AND OFFICERS

CARLA S. CARSTENS, Trustee

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

JOANN SANNASARDO LILEK, Trustee

JAMES H. LOWRY, Trustee

ROBERT M. STEINER, Trustee

SUSAN M. CHAMBERLAIN,
Chief Compliance Officer,
Lou Holland Growth Fund and
Holland Capital Management, L.P.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

MONICA L. WALKER, Secretary
Portfolio Manager, Holland Capital Management, L.P.

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, D.C.


                                   LOU HOLLAND
                                   GROWTH FUND





--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2005

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. See Item 12(a)(1).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Trustees has determined that Ms. Carla S. Carstens and Ms. JoAnn S. Lilek, - members of its audit committee, are audit committee financial experts. Ms. Carstens & Ms. Lilek are "independent" as such term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

$ 16,000 (FY 2005) and $15,000 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)      Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant's investment adviser, "Service Affiliates") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this
Item 4 and were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)      Tax Fees

$3,500 (FY 2005) and $3,250 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to Service Affiliates for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to Service Affiliates, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)      (1) Audit Committee Pre-Approval Policies and Procedures:

          1. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide audit services to the Trust.

          2. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust's investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

          3. In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust's investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants' independence as it relates to the audit of the Trust's financial statements.

          4. The provision of non-audit services to the Trust's investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser's systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

          5. Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:

               a) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

               b) such services were not recognized by the Trust at the time of engagement to be non-audit services; and,

               c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

         (2) There were no services provided to the registrant, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to Service Affiliates, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) $3,500 (FY 2005) and $8,250 (FY 2004) are the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's Service Affiliates for each of the last two fiscal years of the registrant.

(h) There were no non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Registrant's code of ethics that is the subject of the disclosure required by Item 2. Filed herewith.

     (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940. Filed herewith.

     (b) Officer certifications are required by Rule 30a-2(b) under the Investment Company Act. Filed herewith. (These certifications are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         The Lou Holland Trust
         Registrant

         By /s/ Louis A. Holland
            ----------------------------------------------
            Louis A. Holland, Principal Executive Officer


         Date:  2/28/06
              --------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         The Lou Holland Trust
         Registrant


         By: /s/ Louis A. Holland                By: /s/ Laura J. Janus,
             -------------------------------     ---------------------------
             Louis A. Holland,                   Laura J. Janus,
             Principal Executive Officer         Principal Financial Officer


         Date:  2/28/06                          Date: 2/28/06
               ---------------------------            ----------------------

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